Share capital	12 Months Ended
Dec. 31, 2021
Disclosure of classes of share capital [abstract]
Share capital	Share capital
In connection with our IPO on February 3, 2021, TELUS Corporation, our controlling shareholder, exchanged its outstanding Class A, Class C and Class D shares for Class B shares. Each other holder of Class C and Class D shares exchanged their shares for Class E shares. Our Class B shares, which were then only held by TELUS Corporation and Baring Private Equity Asia, a non-controlling shareholder, were redesignated as multiple voting shares and our Class E shares were redesignated as subordinate voting shares. The rights of the holders of our multiple voting shares and subordinate voting shares are substantially identical, except subordinate voting shares have one vote per share and multiple voting shares have 10 votes per share. Concurrent with the redesignations, we eliminated all of our previously outstanding series of Class A, Class C and Class D shares and our authorized Class A and Class B preferred shares. Subsequent to the IPO, our equity shares were comprised only of subordinate voting shares and multiple voting shares.
Subsequent to the share redesignations, we effected a 4.5-for-1 split of each of our outstanding multiple voting shares and subordinate voting shares. In all instances, unless otherwise indicated, the number of equity shares authorized, the number of equity shares outstanding, the number of equity shares reserved, per share amounts and share-based compensation information in these consolidated financial statements have been restated to reflect the impact of the 4.5-for-1 split.
In connection with our IPO, we issued 20,997,375 subordinate voting shares at $25.00 per share, for gross proceeds of $525 million and net proceeds of $500 million (net of share issuance costs of $34 million, which include underwriting fees and offering expenses, offset by deferred taxes of $9 million).
TELUS Corporation and Baring Private Equity Asia also sold 21,552,625 subordinated voting shares in the IPO at the same price, which were issued following the conversion by them of an aggregate 21,552,625 multiple voting shares.
In the third quarter of 2021, we completed a secondary offering of 16,560,000 subordinate voting shares at $34.00 per share on behalf of certain non-controlling shareholders of TELUS International, including Baring Private Equity Asia. In connection with this secondary offering, 13,648,000 multiple voting shares of Baring Private Equity Asia were converted to subordinate voting shares and sold. Neither TELUS International nor TELUS Corporation sold any subordinate voting shares in this secondary offering and did not receive any proceeds from the sale of the subordinate voting shares by the selling shareholders.
Our authorized and issued share capital as at December 31, 2021 was as follows:

	Authorized			Issued
As at December 31 (millions)	2021	2020	2019	2021	2020	2019
Preferred Shares
Convertible Redeemable Preferred A Shares	n/a	unlimited	unlimited	n/a	—	—
Convertible Redeemable Preferred B Shares	n/a	unlimited	unlimited	n/a	—	—
Common Shares
Class A	n/a	unlimited	unlimited	n/a	149	121
Class B, redesignated as Multiple Voting Shares	unlimited	unlimited	unlimited	200	82	65
Class C	n/a	unlimited	unlimited	n/a	4	1
Class D	n/a	unlimited	unlimited	n/a	3	3
Class E, redesignated as Subordinate Voting Shares	unlimited	unlimited	unlimited	66	7	—
As at December 31, 2021, there were 18 million authorized but unissued subordinate voting shares reserved for issuance under our share-based compensation plans, and 5 million authorized but unissued subordinate voting shares reserved for issuance under our employee share purchase plan.